Exhibit 99.3

UNAUDITED PRO FORMA COMBINED FINANCIAL INFORMATION

The following unaudited pro forma combined financial information gives effect to the acquisition by Perini Corporation (the “Company”) of Rudolph & Sletten, Inc. (“Rudolph & Sletten”). This unaudited pro forma combined financial information has been prepared from the historical consolidated financial statements of the Company and of Rudolph & Sletten and should be read in conjunction therewith.

On October 3, 2005, the Company completed its acquisition of Rudolph & Sletten pursuant to a Stock Purchase Agreement dated October 3, 2005, whereby the Company purchased 100% of Rudolph & Sletten’s capital stock for approximately $55 million in cash. The transaction was financed with cash on hand, a portion of which was subsequently refinanced with a new $30 million term loan under the Company’s amended and restated credit agreement.

The accompanying unaudited pro forma combined financial information is presented to illustrate the effects of the acquisition on the historical financial position and operating results of the Company and Rudolph & Sletten. The unaudited pro forma condensed combined balance sheet as of September 30, 2005 gives effect to the acquisition as if it had occurred on that date, and combines the unaudited historical condensed balance sheet of the Company as of September 30, 2005 with the audited balance sheet of Rudolph & Sletten as of September 30, 2005. The unaudited pro forma combined statement of income for the fiscal year ended December 31, 2004 gives effect to the acquisition as if it had occurred on January 1, 2004, and combines the audited historical statement of income of the Company and the unaudited historical statement of income of Rudolph & Sletten for the year ended December 31, 2004. The unaudited pro forma combined statement of income for the nine months ended September 30, 2005 gives effect to the acquisition as if it had occurred on January 1, 2004, and combines the unaudited historical statements of income of the Company and of Rudolph & Sletten for the nine months ended September 30, 2005.

The unaudited pro forma combined financial information does not include the realization of potential cost savings from operating efficiencies, synergies or from other future events that may occur after completion of the acquisition.

The pro forma information is presented for illustrative purposes only and is not necessarily indicative of the operating results or financial position that would have occurred if the acquisition had been consummated as of the dates indicated, nor is it necessarily indicative of future operating results or financial position. The pro forma adjustments are based upon information and assumptions available at the time of filing this document. The pro forma information should be read in conjunction with the accompanying notes thereto, the Company’s historical financial statements and related notes thereto as filed with the Securities and Exchange Commission, and Rudolph & Sletten’s historical financial statements and related notes included elsewhere in this filing. The acquisition will be accounted for using the purchase method of accounting. The Company has not yet completed the final allocation of the purchase price to tangible and intangible assets of Rudolph & Sletten. Pending the outcome of third party valuations of the assets acquired, the preliminary purchase price allocation could change.

                                              PERINI CORPORATION AND SUBSIDIARIES
                                      UNAUDITED PRO FORMA CONDENSED COMBINED BALANCE SHEET
                                                       SEPTEMBER 30, 2005
                                                         (in thousands)

                                                                 Perini        Rudolph &                               Perini
                                                              Corporation       Sletten        Pro Forma             Corporation
                                                              (historical)    (historical)    Adjustments    Note 2    Pro Forma
                                                              -------------   ------------   --------------  ------  --------------
ASSETS
Cash and Cash Equivalents                                         $100,099      $   1,863        $ (55,485)   (a)       $  76,477
                                                                                                    30,000    (c)
Short-term Investments                                                   -         32,293                                  32,293
Accounts Receivable, including retainage                           345,030        170,392                                 515,422
Unbilled Work                                                       93,932          6,971                                 100,903
Deferred Tax Asset                                                   3,594             55              324    (b)           3,973
Other Current Assets                                                 7,105          2,889                                   9,994
                                                              -------------   ------------   --------------         --------------
     Total Current Assets                                          549,760        214,463          (25,161)               739,062
                                                              -------------   ------------   --------------         --------------

Property and Equipment, net                                         53,224         14,837              256    (b)          68,317
Goodwill                                                            12,678              -           16,414    (b)          29,092
Intangible and Other Assets                                          2,351          1,758            6,700    (b)          10,809
                                                              -------------   ------------   --------------         --------------
                                                                  $618,013      $ 231,058        $  (1,791)             $ 847,280
                                                              =============   ============   ==============         ==============

LIABILITIES AND STOCKHOLDERS' EQUITY
Current Maturities of Long-term Debt                              $ 10,641      $       -        $   6,000    (c)       $  16,641
Accounts Payable, including retainage                              278,294        170,320                                 448,614
Deferred Contract Revenue                                           57,115          8,544                                  65,659
Accrued Expenses                                                    20,689         15,523                                  36,212
                                                              -------------   ------------   --------------         --------------
     Total Current Liabilities                                     366,739        194,387            6,000                567,126
                                                              -------------   ------------   --------------         --------------

Long-term Debt, less current maturities included above              17,429              -           24,000    (c)          41,429
                                                              -------------   ------------   --------------         --------------

Other Long-term Liabilities                                         37,909          2,803            2,077    (b)          42,789
                                                              -------------   ------------   --------------         --------------

Stockholders' Equity:
   Preferred Stock                                                      56              -                                      56
   Stock Purchase Warrants                                             461              -                                     461
   Common Stock                                                     25,629             11              (11)   (d)          25,629
   Additional Paid-in Capital                                      114,997          6,283           (6,283)   (d)         114,997
   Retained Earnings                                                81,897         27,554          (27,554)   (d)          81,897
                                                              -------------   ------------   --------------         --------------
                                                                   223,040         33,848          (33,848)               223,040
   Accumulated Other Comprehensive Income (Loss)                   (27,104)            20              (20)               (27,104)
                                                              -------------   ------------   --------------         --------------
     Total Stockholders' Equity                                    195,936         33,868          (33,868)               195,936
                                                              -------------   ------------   --------------         --------------
                                                                  $618,013      $ 231,058        $  (1,791)             $ 847,280
                                                              =============   ============   ==============         ==============

                                                       PERINI CORPORATION AND SUBSIDIARIES
                                           UNAUDITED PRO FORMA CONDENSED COMBINED STATEMENT OF INCOME
                                                  FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2005
                                                      (in thousands, except per share data)

                                                                             Perini          Rudolph &                                   Perini
                                                                           Corporation        Sletten          Pro Forma              Corporation
                                                                          (historical)      (historical)      Adjustments    Note 3    Pro Forma
                                                                          --------------   ---------------   --------------  ------  --------------

Revenues                                                                    $ 1,130,251         $ 463,847         $      -             $ 1,594,098
Cost of Operations                                                            1,058,040           435,840                                1,493,880
                                                                          --------------   ---------------   --------------          -------------
Gross Profit                                                                     72,211            28,007                -                 100,218

General and Administrative Expenses                                              40,982            24,320           (2,938)   (e)           62,364
                                                                          --------------   ---------------   --------------          -------------
INCOME FROM CONSTRUCTION OPERATIONS                                              31,229             3,687            2,938                  37,854

Other Income (Expense), Net                                                        (638)            4,708             (649)   (c)           (1,113)
                                                                                                                    (3,624)   (d)
                                                                                                                      (910)   (a)
Interest Expense                                                                 (1,091)              (87)          (1,139)   (b)           (2,317)
                                                                          --------------   ---------------   --------------          --------------
Income before Income Taxes                                                       29,500             8,308           (3,384)                 34,424
                                                                                                                       946    (f)
Provision for Income Taxes                                                      (11,538)             (696)          (2,482)   (g)          (13,770)
                                                                          --------------   ---------------   --------------          --------------
NET INCOME                                                                  $    17,962          $  7,612         $ (4,920)            $    20,654
                                                                          ==============   ===============   ==============          ==============

Less: Accrued Dividends on $21.25 Preferred Stock                                  (891)                -                                     (891)
                                                                          --------------   ---------------   --------------          --------------

NET INCOME AVAILABLE FOR COMMON STOCKHOLDERS                                $    17,071          $  7,612         $ (4,920)            $    19,763
                                                                          ==============   ===============   ==============          ==============

BASIC EARNINGS PER COMMON SHARE                                             $      0.67                                                $      0.78
                                                                          ==============                                             ==============

DILUTED EARNINGS PER COMMON SHARE                                           $      0.66                                                $      0.76
                                                                          ==============                                             ==============

WEIGHTED AVERAGE COMMON SHARES OUTSTANDING:
   BASIC                                                                         25,392                                                     25,392
   Effect of Dilutive Stock Options, Warrants and Restricted
      Stock Units Outstanding                                                       623                                                        623
                                                                          --------------                                             --------------
   DILUTED                                                                       26,015                                                     26,015
                                                                          --------------                                             --------------

                                                       PERINI CORPORATION AND SUBSIDIARIES
                                           UNAUDITED PRO FORMA CONDENSED COMBINED STATEMENT OF INCOME
                                                      FOR THE YEAR ENDED DECEMBER 31, 2004
                                                      (in thousands, except per share data)

                                                                               Perini        Rudolph &                                   Perini
                                                                            Corporation       Sletten          Pro Forma               Corporation
                                                                            (historical)    (historical)      Adjustments     Note 3    Pro Forma
                                                                            -------------   -------------    --------------   ------ --------------

Revenues                                                                      $1,842,315       $ 711,205          $      -             $2,553,520
Cost of Operations                                                             1,748,933         678,379                                2,427,312
                                                                            -------------   -------------    --------------         --------------
Gross Profit                                                                      93,382          32,826                 -                126,208

General and Administrative Expenses                                               43,049          28,485            (3,570)  (e)           67,964
                                                                            -------------   -------------    --------------         --------------
INCOME FROM CONSTRUCTION OPERATIONS                                               50,333           4,341             3,570                 58,244

Other Income (Expense), Net                                                       (4,703)            686              (352)  (c)           (5,602)
                                                                                                                    (1,233)  (a)
Interest Expense                                                                    (704)            (84)           (1,873)  (b)           (2,661)
                                                                            -------------   -------------    --------------         --------------
Income before Income Taxes                                                        44,926           4,943               112                 49,981
                                                                                                                      (514)  (f)
Provision for Income Taxes                                                        (8,919)           (724)           (1,167)  (g)          (11,324)
                                                                            -------------   -------------    --------------         --------------
NET INCOME                                                                     $  36,007       $   4,219          $ (1,569)            $   38,657
                                                                            =============   =============    ==============         ==============

Less: Accrued Dividends on $21.25 Preferred Stock                                 (1,188)              -                 -                 (1,188)
                                                                            -------------   -------------    --------------         --------------

NET INCOME AVAILABLE FOR COMMON STOCKHOLDERS                                   $  34,819       $   4,219          $ (1,569)            $   37,469
                                                                            =============   =============    ==============         ==============

BASIC EARNINGS PER COMMON SHARE                                                $    1.47                                               $     1.58
                                                                            =============                                           ==============

DILUTED EARNINGS PER COMMON SHARE                                              $    1.39                                               $     1.50
                                                                            =============                                           ==============

WEIGHTED AVERAGE COMMON SHARES OUTSTANDING:
   BASIC                                                                          23,724                                                   23,724
   Effect of Dilutive Stock Options, Warrants and Restricted
      Stock Units Outstanding                                                      1,337                                                    1,337
                                                                            -------------                                           --------------
   DILUTED                                                                        25,061                                                   25,061
                                                                            -------------                                           --------------

NOTES TO UNAUDITED PRO FORMA COMBINED FINANCIAL INFORMATION

(1)    General

Perini Corporation (the “Company”) will account for the acquisition using the purchase method of accounting. The unaudited pro forma combined financial information presented reflects the preliminary allocation of the purchase price as detailed in Note 2 below. The Company has not yet completed the final allocation of the purchase price to tangible and intangible assets of Rudolph & Sletten at this time and, pending the outcome of third party valuations of the assets acquired, the preliminary purchase price allocation could change.

(2)    Unaudited Pro Forma Condensed Combined Balance Sheet

The unaudited pro forma condensed combined balance sheet as of September 30, 2005 gives effect to the acquisition as if it had occurred on that date, and combines the unaudited historical condensed balance sheet of the Company as of September 30, 2005 with the audited historical balance sheet of Rudolph & Sletten as of September 30, 2005.

In accordance with Statement of Financial Accounting Standards No. 141 – Business Combinations, the purchase price will be allocated to assets purchased and liabilities assumed based on their relative fair values with the excess recorded as goodwill. The following information of the components and allocation of the purchase price is based on the Company’s preliminary evaluation and review of the assets acquired and liabilities assumed. The Company has not yet completed the final allocation of the purchase price to tangible and intangible assets of Rudolph & Sletten and, pending the outcome of third party valuations of the assets acquired, the preliminary purchase price allocation could change.

The following table summarizes the components of the estimated purchase price and the preliminary allocation of the purchase price to the assets acquired and liabilities assumed in the acquisition based on the Company’s initial evaluation and review.

                                                                      Amount
                                                                  (in thousands)
        Components of purchase price:
                 Cash paid                                            $  53,299
                 Purchase price adjustment payable                        1,967
                 Estimated transaction costs                                219
                                                                 ------------------
                       Total Purchase Price                           $  55,485
                                                                 ==================

        Allocation of purchase price:
                 Cash and cash equivalents                             $  1,863
                 Short-term investments                                  32,293
                 Accounts receivable                                    170,392
                 Unbilled work                                            6,971
                 Prepaids and other current assets                        2,889
                 Deferred tax asset                                         379
                 Property and equipment, net                             15,093
                 Other long-term assets                                   1,758
                 Intangible assets                                        6,700

                 Goodwill                                                16,414
                                                                 ------------------
                       Total assets acquired                            254,752

                 Accounts payable                                       170,320
                 Deferred contract revenue                                8,544
                 Accrued expenses                                        15,523
                 Deferred tax liability                                   2,077
                 Other long-term liabilities                              2,803
                                                                 ------------------
                       Total liabilities assumed                        199,267
                                                                 ------------------
                       Net Assets Acquired                            $  55,485
                                                                 ==================

        Identifiable intangible assets acquired:
                                                                                     Amortization
                                                                      Amount            Period
                                                                  (in thousands)
                 Construction contract backlog                        $   2,290         3 years
                 Customer relationships                                   2,580        10 years
                 Non-compete agreements                                     960         5 years
                 Rudolph & Sletten trademark                                850          n.a.
                 Construction permits and licenses                           20         1 year
                                                                 ------------------
                       Total intangible assets acquired               $   6,700
                                                                 ==================
The unaudited pro forma condensed combined balance sheet reflects the following adjustments:

(a) To record the cash paid for the acquisition.

(b) To record the estimated preliminary allocation of the purchase price to the assets acquired and liabilities assumed in the acquisition.

(c) To record the $30 million term loan used to subsequently refinance a portion of the purchase price.

(d) To record the elimination of Rudolph & Sletten's equity at acquisition.

(3)    Unaudited Pro Forma Condensed Combined Statement of Income

The unaudited pro forma combined statement of income for the fiscal year ended December 31, 2004 and for the nine months ended September 30, 2005 give effect to the acquisition as if it had occurred on January 1, 2004. The Company's fiscal year end is December 31 and Rudolph & Sletten's fiscal year end is September 30. Accordingly, the pro forma combined statement of income for the year ended December 31, 2004 combines the audited historical statement of income of the Company for its fiscal year ended December 31, 2004 and the audited historical statement of income of Rudolph & Sletten for its fiscal year ended September 30, 2004, as adjusted to reflect the twelve months ended December 31, 2004 by adding and subtracting the appropriate unaudited interim periods. Similarly, the unaudited pro forma combined statement of income for the nine months ended September 30, 2005 combines the unaudited historical statement of income of the Company for the nine months ended September 30, 2005 and the audited historical statement of income of Rudolph & Sletten for its fiscal year ended September 30, 2005, as adjusted to reflect the nine months ended September 30, 2005 by subtracting the appropriate unaudited interim period.

The unaudited pro forma condensed combined statements of income reflect the following adjustments:

(a) To record the amortization of acquired intangible assets based on the straight-line method of amortization and the estimated economic lives as detailed in Note 2.

(b) To record interest expense related to the new $30 million term loan used to refinance a portion of the purchase price.

(c) To record the reduction in interest income related to the cash expended for the acquisition in excess of the new $30 million term loan used to refinance a portion of the purchase price.

(d) To record the elimination of the gain on sale of certain real estate properties by Rudolph & Sletten as required by the terms of the stock purchase agreement.

(e) To record the elimination of compensation and payroll burden expense of certain Rudolph & Sletten executives who resigned in accordance with the terms of the stock purchase agreement.

(f) To record the effect of a statutory income tax rate of 38.25% on the applicable pro forma income adjustments made.

(g) To record the effect of a statutory income tax rate of 38.25% on the historical pretax income of Rudolph & Sletten.